EXHIBIT 10.1

AMENDMENT ONE TO THE
SERVICE CORPORATION INTERNATIONAL
AMENDED AND RESTATED DIRECTOR FEE PLAN

Service Corporation International, a Texas corporation (the “Company”), hereby adopts the following Amendment to the Service Corporation International Amended and Restated Director Fee Plan (the “Plan”):
WHEREAS, the Plan was adopted by the Company, as amended and restated, effective February 9, 2011; and
WHEREAS, the Company desires to change the terms of the Plan to permit deferral elections to be made by newly appointed directors; and
WHEREAS, Section 9 of the Plan gives the Board of Directors the authority to make amendments to the Plan;
NOW THEREFORE, the Plan is hereby amended, effective May 12, 2015, as follows:

1.    Section 4.2 of the Plan is hereby amended by adding the following language to the end thereof, to be and read as follows:

“A new Director may make an election to defer his or her annual retainer fee in accordance with procedures established by the Company, provided that such election (i) is made prior to the date the Director is appointed or elected to the Board, (ii) is effective as of the Director’s appointment or election to the Board, and (iii) only applies to that portion of the annual retainer fee earned after the signed election is delivered to the Company.”

IN WITNESS WHEREOF, the undersigned, duly authorized officer of the Company, has caused this instrument to be executed on this 12th day of May, 2015.

SERVICE CORPORATION INTERNATIONAL

By:     /s/ Gregory T. Sangalis
Gregory T. Sangalis
Its: Senior VP, General Counsel and     Secretary